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                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
  Alliance Gaming Corporation:

     We consent to the use of our report included and incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG PEAT MARWICK LLP

Las Vegas, Nevada

December 1, 1997